
                                                     SCHEDULE 14A INFORMATION

                                    PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                                              EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement                               [ ] Confidential, for Use of the Commission Only
                                                                  (as permitted by Rule 14-a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                            Santa Barbara Bancorp
- -----------------------------------------------------------------------------------------------------------------
                                (Name of Registrant as Specified In Its Charter)


- -----------------------------------------------------------------------------------------------------------------
                     (Name of Person(s) Filing proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(i)(ii), or 14a-6(i)(1), or 14a-6(i)(2) or Item 22(a)(2) of
    Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ---------------------------------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ---------------------------------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
        (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ---------------------------------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ---------------------------------------------------------------------------------------------------------

    (5) Total fee paid:

        ---------------------------------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ---------------------------------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ---------------------------------------------------------------------------------------------------------
    (3) Filing Party:

        ---------------------------------------------------------------------------------------------------------
    (4) Date Filed:

        ---------------------------------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            OF SANTA BARBARA BANCORP

                           TO BE HELD APRIL 25, 1995


TO THE SHAREHOLDERS OF SANTA BARBARA BANCORP:

         NOTICE IS HEREBY GIVEN that, pursuant to the call of its Board of Directors, an annual Meeting of Shareholders (the "Meeting") of Santa Barbara Bancorp (the "Company") will be held at the Lobero Theater, 33 E. Canon Perdido, Santa Barbara, California, on Tuesday, April 25, 1995, at 2:00 P.M., for the purpose of considering and voting on the following matters:

         1. Election of Directors. Electing eight (8) persons to the Board of Directors to serve until the 1996 Annual Meeting or until their successors are elected and have qualified. The persons nominated by Management to serve as Directors are:
                 Donald M. Anderson, Frank Barranco, M.D., Edward E. Birch, Richard M. Davis, Anthony Guntermann, Dale E. Hanst, Harry B. Powell and David W. Spainhour;

         2. Selection of Auditors. To vote upon a recommendation of the Board of Directors of the Company to approve the selection of Arthur Andersen & Co. to serve as independent certified public accountants for the Company for the 1995 calendar year; and

         3. Other Business. Transacting such other business as may properly come before the Meeting, and any adjournments thereof.

         The Board of Directors has fixed the close of business on March 8, 1995 as the record date for determination of shareholders entitled to notice of, and the right to vote at, the Meeting.

         Section 3.6 of the By-laws sets forth the procedure for nomination of Directors. That Section provides:

                 "Section 3.6 Nomination of Directors.

                          3.6.1 Authority to Make Nominations.  Nominations for
Directors may be made by the Board of Directors or by any holder of record of any outstanding class of capital stock of the Corporation entitled to vote for the election of Directors.

                          3.6.2 Nomination Procedures.  At annual meetings and
special meetings of the shareholders called by the Board of Directors, nominations for Directors, other than those approved by the Board of Directors of the Corporation, shall be made in writing and shall be delivered or mailed to the Secretary of the Corporation at its principal place of business not less than fourteen (14) days nor more than fifty (50) days prior to scheduled date of the meeting; provided, however, that if less than twenty-one (21) days' notice of the meeting is given to the shareholders, such nominations shall be mailed or delivered to the Secretary of the Corporation not later than the close of business on the seventh (7th) day following the day on which notice of the meeting was mailed to the shareholders. Any such notification shall (a) be accompanied by a written statement signed and acknowledged by the nominee consenting to his or her nomination and agreeing to serve as director if elected by the shareholders, and (b) shall contain the following information, to the extent known to the nominating shareholder:

                          A.  The name and address of each proposed nominee;

                          B. The total number of shares of capital stock of the Corporation expected to be voted for each proposed nominee;

                          C.  The principal occupation of each proposed nominee;

                          D. The name and residence address of the nominating shareholder; and

                   E. The number of shares of capital stock of the Corporation owned by the nominating shareholder.

                   3.6.3 Defective Nominations. Nominations not made in accordance with this Section 3.6 may be disregarded by the Chairperson of the meeting, at his or her discretion, and upon the instructions of the Chairperson, the inspectors of the election may disregard any votes cast for any such nominee.

                   3.6.4 Exceptions. The provisions of this Section 3.6 shall apply only to nominations for Directors who are to be elected at the annual meeting or any special meeting of shareholders called by the Board of Directors, and this Section shall not apply to (a) nominations for Directors who are to be elected at a special meeting of shareholders properly called by the shareholders at which Directors are to be elected pursuant to Section 305 of the California Corporations Code to fill a vacancy on the Board of Directors, or (b) the election of Directors by the written consent of the shareholders pursuant to Section 603 of the California Corporations Code."

      You are urged to vote in favor of each of the proposals by so indicating on the enclosed proxy and by signing and returning the enclosed proxy as promptly as possible, whether or not you plan to attend the Meeting in person. The enclosed proxy is solicited by the Company's Board of Directors. Any shareholder giving a proxy may revoke it prior to the time it is voted by notifying the Secretary, in writing, to that effect, by filing with him a later dated proxy, or by voting in person at the Meeting.

                                       By Order of the Board of Directors





                                       /s/ DONALD M. ANDERSON
                                       --------------------------------------
                                       Donald M. Anderson,
                                       Chairman of the Board

Dated:  March 16, 1995

                                PROXY STATEMENT
                                     FOR AN
                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                             SANTA BARBARA BANCORP
                              1021 ANACAPA STREET
                            SANTA BARBARA, CA  93101

                           TO BE HELD APRIL 25, 1995


                                  INTRODUCTION

      This proxy statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Meeting") of Santa Barbara Bancorp (the "Company"), to be held at the Lobero Theater, 33 E. Canon Perdido, Santa Barbara, California, 93101, at 2:00 P.M. on Tuesday, April 25, 1995, and at all adjournments thereof.

      It is expected that this proxy statement and accompanying Notice and form of proxy will be mailed to shareholders on or about March 16, 1995.

      The matters to be considered and voted upon at the Meeting will include:

      1. Election of Directors. Electing eight (8) persons to the Board of Directors to serve until the 1996 Annual Meeting or until their successors are elected and have qualified. The persons nominated by Management to serve as Directors are: Donald M. Anderson, Frank Barranco, M.D., Edward E. Birch, Richard M. Davis, Anthony Guntermann, Dale E. Hanst, Harry B. Powell and David W.
             Spainhour;

      2. Selection of Auditors. To vote upon the recommendation of the Board of Directors of the Company to approve the selection of Arthur Andersen & Co. to serve as independent certified public accountants for the Company for the 1995 calendar year; and

      3. Other Business. Transacting such other business as may properly come before the Meeting, and any adjournments thereof.

                            REVOCABILITY OF PROXIES

      A proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such proxy has the right to revoke it at any time before it is exercised, (a) by filing with the Secretary of the Company an instrument revoking it, or (b) by executing a proxy bearing a later date, or (c) by attending the Meeting and voting in person. Subject to such revocation or suspension, all shares represented by a properly executed proxy received in time for the Meeting will be voted by the proxy-holders, in accordance with the instructions on the proxy. IF NO INSTRUCTION IS SPECIFIED WITH REGARD TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.


                        PERSONS MAKING THE SOLICITATION

      This solicitation of proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing and mailing this proxy statement and the material used in the solicitation of proxies for the Meeting will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mail, but officers, directors, and employees of the Company may solicit proxies personally or by telephone, without receiving special compensation therefor. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses, and other custodians, nominees and fiduciaries for their reasonable expense in forwarding these proxy materials to their principals. The proxy materials will first be sent or given to shareholders on or about March 16, 1995.


                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      There were issued and outstanding 5,126,406 shares of the Company's common stock on March 8, 1995. March 8, 1995 has been fixed as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the Meeting (the "Record Date"). Each holder of the Company's common stock will be entitled to one vote, in person or by proxy, for each share of common stock held of record on the books of the Company as of the Record Date, on any matter submitted to the vote of the shareholders, except in the election of directors, where cumulative voting is permitted. See "Cumulative Voting" on page 3 below.

      The presence in person or by proxy of the holders of a majority of the outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum for the purpose of transacting business at the meeting.

      If the enclosed proxy is completed in the appropriate spaces, signed, dated and returned, the proxy will be voted as specified in the proxy. If no specification is made on a signed, dated and returned proxy, it will be voted at the discretion of the proxy holders on any matter described in this proxy statement. The proxy also grants the proxy holders authority to vote as they deem appropriate, in their sole discretion, on such other business as may properly come before the Meeting or any adjournments thereof.


                 ELECTION OF DIRECTORS OF COMPANY (PROPOSAL 1)

      The By-laws of the Company provide that the number of directors shall not be less than seven (7) nor more than thirteen (13) until changed by an amendment to the Articles of Incorporation or the By-laws duly adopted by the Company's shareholders. The By-laws further provide that the exact number of directors shall be fixed from time-to-time within the stated range by a by-law, by-law amendment, or resolution adopted by the Company's shareholders or Board of Directors. Accordingly, the Board of Directors has fixed the number of directors at eight (8) by resolution.

      B. Paul Blasingame, who was elected a Director at the 1994 Annual Meeting, resigned in August, 1994 in accordance with Company policy. The Board of Directors elected to reduce the number of directors from nine (9) to eight
(8) as a result of Mr. Blasingame's retirement.

      At the Annual Meeting, eight (8) directors (the entire Board of Directors) are to be elected to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

      A shareholder may withhold authority for the proxy holders to vote for any or all of the nominees identified below by so indicating on the enclosed proxy. Further, a shareholder may withhold authority for the proxy holders to vote for an individual nominee by writing that nominee's name in the appropriate space provided on the proxy. Unless authority to vote for the nominees is so withheld, the proxy holders will vote the proxies received by them for the election of the nominees identified below as Directors of the Company. Should any shareholder vote for a nominee not identified below and who was properly nominated, the proxy holders will vote such shareholder's shares in accordance with his or her wishes. If any of the nominees identified below should be unable or decline to serve, which is not now anticipated, the proxy holders shall have discretionary authority to vote for a substitute at the meeting (or any adjournment thereof), or alternatively, a substitute may be designated by the present Board of Directors to fill the resulting vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all of the proxies received by them in such a manner, in accordance with cumulative voting, as will assure the election of as many of the nominees identified below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders.

      None of the Directors or Executive Officers of the Company or the Bank was selected pursuant to any arrangement or understanding between themselves and any other individual (other than arrangements or understandings with Directors or officers acting solely in their capacities as such). There are no family relationships between any of the Directors and Executive Officers, and except as noted below, none serve as directors of any company which has a class of securities registered under or which is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.


                        VOTING RIGHTS--CUMULATIVE VOTING

      All voting rights are vested in the holders of the common stock of the Company, each share being entitled to one vote, except with respect to the election of directors, as described below.

      California State law provides that a shareholder of a California corporation, or the shareholder's proxy, may cumulate votes in the election of directors. That is, each shareholder has a number of votes equal to the number of shares owned by that shareholder, multiplied by the number of directors to be elected, and the shareholder may cumulate such votes for a single candidate or distribute such votes among as many candidates as is deemed appropriate. However, a shareholder may cumulate votes only for a candidate or candidates whose names have been placed in nomination prior to the voting, and only if the shareholder has given notice at the meeting prior to the voting of the shareholder's intention to cumulate votes. If any one shareholder has given such notice, all shareholders may cumulate votes for candidates in nomination.

      Certain affirmative steps must be taken by the shareholders of the Company in order to be entitled to vote their shares cumulatively in the election of directors. At the shareholders' meeting at which directors are to be elected, no shareholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of the shareholder's shares) unless the candidates' names have been placed in nomination prior to the commencement of the voting and a shareholder has given notice prior to commencement of the voting of the shareholder's intention to cumulate votes. If any shareholder has given such a notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among any or all of the candidates, as the shareholder thinks fit; the candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected. It is intended that shares represented by proxies in the accompanying form will be voted for the election of persons nominated by Management. Although the Board of Directors does not know whether there will be any nominations for directors other than those shown above, if any such nomination is made, or if votes are cast for any candidates other than those nominated by the Board of Directors, the persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of directors or for any particular nominees is not withheld) will have full discretion and authority to vote cumulatively and to allocate votes among any or all of the nominees of the Board of Directors in such order as they may determine, provided all the above-listed requirements are met.

DIRECTORS AND NOMINEES

      The following table sets forth as to each director and each of the persons nominated for election as a director of the Company, such person's age, such person's principal occupations during the past five years, and the period during which such person has served as a director of the Company. All of the nominees were elected as directors of the Company at the 1994 Annual Meeting of the Company's shareholders.

      Persons nominated to serve on the Company's Board of Directors would simultaneously serve on the Board of Directors of Santa Barbara Bank & Trust (the "Bank"), a wholly-owned subsidiary of the Company.

                               Director                      Background, Business Experience, and
    Director          Age       Since                           Position with the Company/Bank
    --------          ---      -------- -----------------------------------------------------------------------------------------
Donald M. Anderson     67       1971    Chairman of the Board of the Company and Chairman of the Board of the Bank.  Mr. Anderson
                                        joined the Bank in October, 1969, as Vice President and Commercial Lending Officer.  He
                                        was elected President and Director in 1971 and Chairman of the Board in February, 1989.
                                        He has served on numerous charitable, civic and banking organizations.

Frank Barranco M.D.    64       1989    Dr. Barranco is a retired physician and was a founding director of the Community Bank of
                                        Santa Ynez Valley.  Prior to his retirement, he practiced family medicine in Solvang and was a member of the teaching staffs at both UCLA and USC medical schools.  He has been
                                        Chief of Staff at Santa Ynez Community Hospital and has served on the Board of Trustees of the Santa Ynez School District.

Edward E. Birch        56       1983    Dr. Birch was Vice-Chancellor of the University of California at Santa Barbara from 1976 until his retirement in 1993.  He is currently Executive Vice President for Westmont
                                        College in Santa Barbara, California.  He has been involved in a number of civic and community organizations, including the Cancer Foundation of Santa Barbara, Goleta Valley
                                        Community Hospital, and the Santa Barbara Industry Education Council, and is a past
                                        President of the Santa Barbara Chamber of Commerce.

Richard M. Davis       60       1984    Mr. Davis is a retired business executive.  He is a past Chairman of the Board of Directors of Santa Barbara Cottage Hospital, a past Chairman of the Santa Barbara Chamber of
                                        Commerce, and a past Chairman of the Board of United Way of Santa Barbara.

Anthony Guntermann     75       1960    Mr. Guntermann, a Certified Public Accountant since 1954, recently retired from the accounting firm of Guntermann, Thompson & Lanza, Accountants, Inc. (now McGowen-
                                        Guntermann).  He has served as a Director and President of the California State Board of
                                        Accountancy and as a member of the Santa Barbara City Council, as well as on numerous civic and community organizations.  He was one of the organizers of the Bank.  He also was one of the organizers of Investors Research Fund, Inc.

Dale E. Hanst          63      1983     Mr. Hanst is currently a senior partner in the law firm of Schramm & Raddue, having started with the firm in 1960.  He was President of the State Bar of California in 1984
                                        and served on the California Commission on Judicial Performance from 1984 to 1988.
                                        Mr. Hanst is a past President of the Santa Barbara Zoological Society.

Harry B. Powell        66      1989     Mr. Powell is a retired businessman residing in Carpinteria.  He is a past President of
                                        Rexall Clubs International, the Carpinteria Business Association and the Carpinteria
                                        Unified School District.

                               Director                      Background, Business Experience, and
    Director          Age       Since                           Position with the Company/Bank
    --------          ---      -------- ------------------------------------------------------------------------------------------
David W. Spainhour     63      1974     Mr. Spainhour is President and Chief Executive Officer of the Company and President and
                                        Chief Executive Officer of the Bank.  Mr. Spainhour joined the Bank in 1966 as Controller.
                                        He became Cashier in 1969, Senior Vice President in 1972, was elected to the Board of
                                        Directors in 1974, was named Executive Vice President in 1980, and elected President in
                                        February, 1989.  Mr. Spainhour serves on the boards of the Santa Barbara Industry
                                        Education Council, Channel City Club, Westmont College, and United Way of Santa Barbara.

COMMITTEES OF THE BOARD OF DIRECTORS

      The Company had a standing Nominating Committee and Audit Committee during 1994. The Bank had a standing Audit Committee and a Compensation Committee during 1994.

      During 1994 the Nominating Committee, which considers the qualifications and the composition of the Board of Directors of the Company, was composed of Messrs. Hanst, Guntermann, Anderson and Spainhour. The Committee met once in 1994. The Committee does not consider shareholder nominations for director's positions.

      Section 3.6 of the By-laws sets forth the procedure for nomination of Directors. That Section provides:

             "Section 3.6 Nomination of Directors.

                   3.6.1 Authority to Make Nominations. Nominations for Directors may be made by the Board of Directors or by any holder of record of any outstanding class of capital stock of the Corporation entitled to vote for the election of Directors.

                   3.6.2 Nomination Procedures. At annual meetings and special meetings of the shareholders called by the Board of Directors, nominations for Directors, other than those approved by the Board of Directors of the Corporation, shall be made in writing and shall be delivered or mailed to the Secretary of the Corporation at its principal place of business not less than fourteen (14) days nor more than fifty (50) days prior to scheduled date of the meeting; provided, however, that if less than twenty-one (21) days' notice of the meeting is given to the shareholders, such nominations shall be mailed or delivered to the Secretary of the Corporation not later than the close of business on the seventh (7th) day following the day on which notice of the meeting was mailed to the shareholders. Any such notification shall (a) be accompanied by a written statement signed and acknowledged by the nominee consenting to his or her nomination and agreeing to serve as director if elected by the shareholders, and (b) shall contain the following information, to the extent known to the nominating shareholder:

                   A.  The name and address of each proposed nominee;

                   B. The total number of shares of capital stock of the Corporation expected to be voted for each proposed nominee;

                   C.  The principal occupation of each proposed nominee;

                   D. The name and residence address of the nominating shareholder; and

                   E. The number of shares of capital stock of the Corporation owned by the nominating shareholder.

                     3.6.3 Defective Nominations. Nominations not made in accordance with this Section 3.6 may be disregarded by the Chairperson of the meeting, at his or her discretion, and upon the instructions of the Chairperson, the inspectors of the election may disregard any votes cast for any such nominee.

                     3.6.4 Exceptions. The provisions of this Section 3.6 shall apply only to nominations for Directors who are to be elected at the annual meeting or any special meeting of shareholders called by the Board of Directors, and this Section shall not apply to (a) nominations for Directors who are to be elected at a special meeting of shareholders properly called by the shareholders at which Directors are to be elected pursuant to Section 305 of the California Corporations Code to fill a vacancy on the Board of Directors, or (b) the election of Directors by the written consent of the shareholders pursuant to Section 603 of the California Corporations Code."

       The Audit Committees of the Company and the Bank provide for suitable annual examinations of each branch office and administrative division of the Bank. The Committees are responsible for reporting the results of the examinations and the adequacy of internal controls and procedures to the Board. The Audit Committees are also responsible for recommending to the Board any changes in doing business or corrective actions necessary for the soundness of the Bank and the Company. The members of both the Audit Committee of the Company and of the Bank during 1994 were Anthony Guntermann, Chairman, Dale E. Hanst, Richard M. Davis, Frank Barranco, Edward Birch, and Harry B. Powell. Each of the Committees met six (6) times during 1994.

       The members of the Bank Compensation Committee during 1994 were Dale E. Hanst, Anthony Guntermann, Richard M. Davis, and Harry B. Powell. They met three (3) times during 1994 to determine what the Bank's salary philosophy should be, set the objectives of the Bank's Salary Administration Program, approve exempt salary ranges, determine Senior Officers' salaries and perform the function of overseer to ensure that the objectives of the Salary Administration Program were being met.

       The full Board of Directors met twelve (12) times during 1994. No director attended fewer than 75 percent of the total number of meetings of the Board and of the committees of which he is a member.

EXECUTIVE OFFICERS

       Except for Messrs. Anderson and Spainhour, the following table sets forth as to each of the persons who currently serves as an Executive Officer of the Company and the Bank, such person's age, such person's principal occupations during the past five years, such person's current position with the Company and the Bank, and the period during which the person has served in such position. Each of the Executive Officers named herein serves at the pleasure of the Board. The information for Messrs. Anderson and Spainhour is provided on pages 4 and 5 of this proxy statement.

                                                      Position and Principal Occupations
    Officer       Age                                     During the Past Five Years
    -------       ---     --------------------------------------------------------------------------------------------------------
David Abts         50     Currently serves as Senior Vice President and Director of MIS/Operations for the Bank.  Before joining the Bank in July, 1989, he was President of Key Pacific Services, a data processing subsidiary of Key
                          Corp., a bank holding company, from November 1986 to June 1989.  Prior to that time, he was Senior Vice
                          President and Director of MIS/Operations for Pacific Western Bank in Oregon.

John J. McGrath    52     Currently serves as Senior Vice President and Manager of the Credit Division of the Bank.  From 1987 to
                          1994 he served as Chief Administrative Officer.  During 1987, he served as Manager of the Trust Division and from February 1982 to December 1986, he served as Loan Administrator of the Bank.

John F. Murphy     58     Currently serves as a Senior Vice President and Manager of the Business Banking Division, formerly the
                          Commercial Loan Division.  From 1977 to 1993, he also served as Manager of the Bank's Main Office.



Jay D. Smith       54     Currently serves as Senior Vice President, General Counsel and Corporate Secretary of the Company and
                          the Bank.  He has served as Legal Counsel of the Bank since July 1979.

William S. Thomas  51     Currently serves as Senior Vice President and Manager of the Trust and Investments Division.  Before
                          joining the Bank in August, 1994, he served as Executive Vice President and Manager of the Financial
                          Institutions Group of Bank of America.  Prior to that time he held various positions with Security
                          Pacific National Bank beginning in 1976.

Kent M. Vining     47     Currently serves as Senior Vice President and Chief Financial Officer of the Company and the Bank.
                          He has served as Chief Financial Officer of the Bank since April 1980.

COMMON STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN PRINCIPAL SHAREHOLDERS

       The following table sets forth information concerning the beneficial ownership of the Company's common stock as of December 31, 1994, by each Director, by each Named Officer (as defined on page 8), by the Directors and Executive Officers as a group, and by beneficial owners of more than 5 percent of the Company's outstanding common stock.

                                                                     AMOUNT AND
                                                                     NATURE OF                PERCENT
                                                                     BENEFICIAL               OF
 BENEFICIAL OWNER                                                    OWNERSHIP (1)            CLASS (2)
                                                                     -------------            ---------
 Santa Barbara Bank and Trust, Trustee of the Santa Barbara Bank
     and Trust Employee Stock Ownership Trust
     1021 Anacapa Street
     Santa Barbara, CA  93101                                        552,872                    10.45
 DIRECTORS
 Donald M. Anderson                                                  215,816  (3)                4.08
 Frank H. Barranco, M.D.                                              13,910  (4)                 .26
 Edward E. Birch                                                      16,275  (5)                 .31
 Richard M. Davis                                                      8,050  (6)                 .15
 Anthony Guntermann                                                   30,507  (7)                 .58
 Dale E. Hanst                                                        36,090  (8)                 .68
 Harry B. Powell                                                       9,967  (9)                 .19
 David W. Spainhour                                                  153,201  (10)               2.90
 NAMED OFFICERS
 John J. McGrath                                                      44,066  (11)                .83
 John F. Murphy                                                       46,634  (12)                .88
 Kent M. Vining                                                       28,051  (13)                .53
 All Directors and Executive Officers as a Group (14 individuals)    685,343  (14)              12.95

- ----------------
   (1) Includes all shares beneficially owned, whether directly or indirectly, together with known associates. Also includes any shares owned, whether jointly or as community property, with a spouse. Also includes any stock acquirable by exercise of stock options exercisable within 60 days following December 31, 1994, though not exercised on or before such date. All share data are stated as of December 31, 1994.
   (2) Percentages are stated to include exercisable stock options accounted for in the column listing Amount and Nature of Beneficial Ownership. See Footnote (1) above.
   (3) Includes 16,057 shares acquirable by exercise of exercisable stock options.
   (4) Includes 3,750 shares acquirable by exercise of exercisable stock options.
   (5) Includes 11,087 shares acquirable by exercise of exercisable stock options.
   (6) Includes 1,000 shares acquirable by exercise of exercisable stock options.
   (7) Includes 12,039 shares acquirable by exercise of exercisable stock options.
   (8) Includes 16,516 shares acquirable by exercise of exercisable stock options.
   (9) Includes 5,000 shares acquirable by exercise of exercisable stock options.
  (10) Includes 14,335 shares acquirable by exercise of exercisable stock options.
  (11) Includes 14,229 shares acquirable by exercise of exercisable stock options.
  (12) Includes 20,692 shares acquirable by exercise of exercisable stock options.
  (13) Includes 16,057 shares acquirable by exercise of exercisable stock options.
  (14) Includes 165,841 shares acquirable by exercise of exercisable stock options. Actual share ownership as of December 31, 1994 by the Directors and Executive Officers was 519,502.

                             EXECUTIVE COMPENSATION

       Shown below is information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 1994, 1993, and 1992, of those persons who were, as of said date, (i) the chief Executive Officer and (ii) the other four most highly compensated Executive Officers of the Company (the "Named Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                                  LONG-TERM
                                                                                                 COMPENSATION
                                                          ANNUAL COMPENSATION                       AWARDS
                                         ----------------------------------------------------    ------------
                                                                                  OTHER           SECURITIES
                                                                                  ANNUAL          UNDERLYING        ALL OTHER
                                                   SALARY        BONUS(2)     COMPENSATION(1)       OPTIONS       COMPENSATION(3)
NAME AND PRINCIPAL POSITION              YEAR     (DOLLARS)     (DOLLARS)        (DOLLARS)          (NUMBER)         (DOLLARS)
- ---------------------------              ----    ---------      ---------     ---------------     -----------     ---------------
Donald M. Anderson  . . . . . . . . . .  1994      180,000        65,000          11,552                 0             36,288
   Chairman of the  Board   . . . . . .  1993      178,333        65,000          12,340             7,500             35,970
   . . . . . . . . . . . . . . . . . . . 1992      170,000        60,000          10,333            10,000             39,400

David W. Spainhour  . . . . . . . . . .  1994      220,833       130,000           8,897                 0             36,537
   President and  . . . . . . . . . . .  1993      195,833       130,000          73,833            15,000             40,338
   Chief Executive Officer  . . . . . .  1992      175,000       120,000           8,604            20,000             37,410

John F. Murphy  . . . . . . . . . . . .  1994      118,333        65,000          10,682                 0             31,014
   Senior Vice President and  . . . . .  1993      108,400        65,000          11,145             7,500             31,255
   Chief Lending Officer  . . . . . . .  1992      100,273        60,000          41,012            14,635             29,453

John J. McGrath . . . . . . . . . . . .  1994      118,333        65,000          72,340             4,334             30,991
   Senior Vice President and  . . . . .  1993      108,333        65,000          40,447            14,229             32,304
   Chief Credit Officer   . . . . . . .  1992      100,006        60,000           8,891            10,000             28,762

Kent M. Vining  . . . . . . . . . . . .  1994      118,333        65,000          10,981                 0             29,787
   Senior Vice President and  . . . . .  1993      108,334        65,000          10,863             7,500             30,989
   Chief Financial Officer  . . . . . .  1992      100,003        60,000          10,749            10,000             27,636
- ----------------

(1) Other Annual Compensation consists of insurance premiums (other than term insurance) and dues and memberships paid on behalf of the Named Officers for fiscal year 1994, 1993 and 1992. The amount stated for John J. McGrath in 1994 includes $63,367 received in the form of the difference between the price paid for stock of the Company purchased upon exercise of employee stock options and the fair market value of such stock at the date of purchase.

(2) Amounts in this column represent bonuses awarded by the Company's Compensation Committee upon evaluation of performance during fiscal years 1993, 1992 and 1991, respectively, but paid during fiscal years 1994, 1993 and 1992, respectively.

(3) This column includes amounts contributed by the Company on behalf of the Named Officers to the Company's Incentive & Investment and Salary Savings Plan, which is a defined contribution profit sharing plan which includes a 401(k) savings feature. Under this Plan, the Company makes discretionary contributions which are allocated among Plan participants ratably based on participants' relative compensation levels. During the Company's last fiscal year, the Company made discretionary contributions to the Plan on behalf of the Named Officers in the amounts stated in the following Table entitled "I & I Discretionary Contributions". Under the 401(k) savings feature of the Plan during 1994, the Company matched $1.00 for every $1.00 of voluntary employee contributions up to 3% of employee compensation and $.50 for every $1.00 of the next 3% of compensation up to a maximum of 4.5% of compensation. During the last fiscal year, the Company made matching contributions on behalf of the Named Officers totaling $29,400, in the respective amounts set forth in the following Table entitled "401(k) Matching Contributions".

                       I & I DISCRETIONARY CONTRIBUTIONS

             Donald M. Anderson . . . . . . . . . . . . . . . . . . . . . . . . . .      $  13,318
             David W. Spainhour . . . . . . . . . . . . . . . . . . . . . . . . . .      $  12,568
             John F. Murphy . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $  13,768
             John J. McGrath  . . . . . . . . . . . . . . . . . . . . . . . . . . .      $  13,768
             Kent M. Vining . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $  13,768

                         401(K) MATCHING CONTRIBUTIONS

             Donald M. Anderson . . . . . . . . . . . . . . . . . . . . . . . . . .      $   6,000
             David W. Spainhour . . . . . . . . . . . . . . . . . . . . . . . . . .      $   6,750
             John F. Murphy . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $   5,550
             John J. McGrath  . . . . . . . . . . . . . . . . . . . . . . . . . . .      $   5,550
             Kent M. Vining . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $   5,550

      All Other Compensation also includes contributions made by the Company, if any, on behalf of the Named Officers under the Company's Employee Stock Ownership Plan. During the last fiscal year, the Company made no such contributions to the ESOP on behalf of the Named Officers except for dividends paid on stock held in the Named Officers' accounts under the Plan and forfeitures:

                     ESOP CASH CONTRIBUTIONS AND DIVIDENDS

             Donald M. Anderson . . . . . . . . . . . . . . . . . . . . . . . . . .      $  12,295
             David W. Spainhour . . . . . . . . . . . . . . . . . . . . . . . . . .      $  12,755
             John F. Murphy . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $   9,194
             John J. McGrath  . . . . . . . . . . . . . . . . . . . . . . . . . . .      $   9,465
             Kent M. Vining . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $   9,221

      The specific number of shares allocated to the participant accounts of each Named Officer for the last fiscal year of the Company from forfeitures as of the date hereof, are as follows:

                             ESOP SHARE ALLOCATIONS

                                                                                                   TOTAL NUMBER
                                                               NUMBER OF SHARES ALLOCATED      OF SHARES ALLOCATED
                  NAMED OFFICERS                                       DURING 1994                AS OF 12/31/94
                  --------------                               --------------------------      -------------------
             Donald M. Anderson . . . . . . . . . . . .                      51                      16,022
             David W. Spainhour . . . . . . . . . . . .                      51                      16,628
             John F. Murphy . . . . . . . . . . . . . .                      51                      11,942
             John J. McGrath  . . . . . . . . . . . . .                      51                      12,298
             Kent M. Vining . . . . . . . . . . . . . .                      51                      11,978

      The dollar value of these shares allocated to these Named Officers' accounts are represented in the table "ESOP Cash Contributions and Dividends" above, and are thus included in the above Summary Compensation Table.

      All Other Compensation also includes the dollar value of any premiums paid by the Company during its last fiscal year with respect to term life insurance for the benefit of the Named Officers. During the last fiscal year, the dollar value of such premiums paid on behalf of the Named Officers were as follows:

                          TERM LIFE INSURANCE PREMIUMS

             Donald M. Anderson . . . . . . . . . . . . . . . . . . . . . . . . . .      $   4,675
             David W. Spainhour . . . . . . . . . . . . . . . . . . . . . . . . . .      $   4,464
             John F. Murphy . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $   2,502
             John J. McGrath  . . . . . . . . . . . . . . . . . . . . . . . . . . .      $   2,208
             Kent M. Vining . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $   1,248

      The Company also maintains for the benefit of the Named Officers and other "key" employees, its Key Employee Retiree Health Plan, which was adopted by the Company effective December 29, 1992. This Plan is an unfunded plan which pays a portion of health insurance coverage for retired key employees and their spouses (but not dependents). While the Named Officers may be eligible for coverage under this Plan when they retire, no amounts were paid by the Company during the last fiscal year for coverage for any Named Officers, nor were any amounts contributed to the Plan during the last fiscal year.

OPTION GRANTS

      Shown below is information on grants of stock options to the Named Officers pursuant to the Company's various employee stock option plans during the fiscal year ended December 31, 1994, which are reflected in the Summary Compensation Table on page 8.

                                                               OPTION GRANTS IN LAST FISCAL YEAR
                                             ------------------------------------------------------------------------
                                              NUMBER OF
                                              SECURITIES       PERCENT OF
                                              UNDERLYING     TOTAL OPTIONS
                                                OPTIONS        GRANTED TO      EXERCISE                  GRANT DATE
                                              GRANTED IN      EMPLOYEES IN      PRICE        EXPIRATION    PRESENT
    NAME                                    FISCAL 1994(1)     FISCAL 1994   (PER SHARE)        DATE      VALUE(2)
    ----                                    --------------   --------------- -----------     ----------  ----------
Donald M. Anderson  . . . . . . . . . . .         -0-
David W. Spainhour  . . . . . . . . . . .         -0-
John F. Murphy  . . . . . . . . . . . . .         -0-
John J. McGrath . . . . . . . . . . . . .       3,790             8.56%          28.50        10/20/99    $  34,362
                                                  544             1.23%          28.50        05/01/02    $   4,932
Kent M. Vining  . . . . . . . . . . . . .         -0-
- ---------------

(1) Options granted under the Company's Stock Option Plan and Restricted Stock Option Plan are administered by the Company's Compensation Committee. All of the above options granted during 1994 were pursuant to the Restricted Stock Option Plan and contained the following terms, in addition to those terms set forth above: (a) they vest over a period of five years at the rate of 20% per year; and (b) options granted under the Restricted Stock Option Plan are subject to the restrictions that the shares issued may not be transferred without the approval of the Committee for five years following the option grant or two years following the exercise of the option, whichever is later. The 4,334 shares granted to Mr. McGrath were reload options which are granted under the Plan when someone exercises a stock option by tendering stock already owned (a so-called stock for stock exercise).

(2) Values are based on Black-Scholes option pricing model adapted for use in valuing executive stock options. The actual value, if any, a Named Officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, and there is no assurance that the value realized by a Named Officer will be at or near the value estimated by the Black-Scholes model. The estimated values under this model are based on certain assumptions as to variables such as interest rates, stock price volatility and future dividend yield. The above calculations for the reload options are based on the expected term of 5 years, a risk-free rate of return of 8.65%, an annual dividend yield of 2.81%, and stock price volatility of 29%.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

      Shown below is information with respect to the unexercised options to purchase the Company's Common Stock granted to the Named Officers in fiscal 1994 and prior years under the Company's Stock Option Plan, and Restricted Stock Option Plan and held by them at December 31, 1994.

 AGGREGATE OPTION EXERCISES LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                             NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                  OPTIONS EXERCISED             OPTIONS HELD AT             IN-THE-MONEY OPTIONS AT
                               DURING FISCAL YEAR 1994         DECEMBER 31, 1994             DECEMBER 31, 1994(1)
                             ---------------------------    -----------------------       --------------------------
                                 SHARES
                                ACQUIRED      VALUE
                               ON EXERCISE REALIZED(1)
         NAME                   (NUMBER)    (DOLLARS)       EXERCISABLE UNEXERCISABLE     EXERCISABLE UNEXERCISABLE
         ----                   --------    ---------       ----------- -------------     ----------- -------------
Donald M. Anderson  . . . . .       -0-          -0-           14,557       12,204         $ 105,917   $   85,608
David W. Spainhour  . . . . .       -0-          -0-           11,335       22,557         $  80,118   $  160,915
John F. Murphy  . . . . . . .       -0-          -0-           19,192       12,204         $ 157,782   $   85,608
John J. McGrath . . . . . . .     6,557      $63,367           12,729       16,538         $  86,874   $   85,608
Kent M. Vining  . . . . . . .       -0-          -0-           14,557       12,204         $ 105,917   $   85,608
- ---------------

(1) The value realized from options exercised during Fiscal Year 1994 and the value of unexercised in-the-money options at December 31, 1994 are calculated by determining the difference between the estimated fair market value of the stock underlying the options, based on third-party transactions reported to the Company ($25.00 per share at year end), and the exercise price of the options as of the exercise date or as of year-end, respectively.

EXECUTIVE EMPLOYMENT CONTRACTS

      The Company has no contract of employment with any Named Officer, nor does it have any compensatory plan or arrangement with any Named Officer concerning termination of employment or change in control of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Company's Compensation Committee is composed of four of the Company's "outside" directors: Dale E. Hanst, Chairman, Anthony Guntermann, Richard M. Davis and Harry B. Powell. None of these Directors has ever been employed by the Company in any position, other than as a director. Mr. Hanst is a senior partner in the law firm of Schramm & Raddue, Santa Barbara, California. During the past fiscal year, Schramm & Raddue served as outside corporate and litigation counsel to the Company.

      No Executive Officer of the Company had any interlocking relationship with any other for-profit entity during the last fiscal year, including (a) serving on the compensation committee of any other such entity, or (b) serving as a director of any other such entity.

EXTENT OF PARTICIPATION IN THE COMPANY'S STOCK PLANS

      As of the date of this proxy statement, the following number of employees of the Company and/or the Bank were eligible to participate and were participating in each of the employee plans of the Company:

                                                               NUMBER            NUMBER
           PLAN                                               ELIGIBLE       PARTICIPATING
           ----                                               --------       -------------
      Employee Stock Ownership Plan   . . . . . . . . .          417              417
      Stock Option Plan   . . . . . . . . . . . . . . .          103              100
      Restricted Stock Option Plan  . . . . . . . . . .           68               64
      Director Stock Option Plan  . . . . . . . . . . .            6                6

SECURITIES SUBJECT TO OPTION PLANS

      The following tables set forth information, as of December 31, 1994 (as adjusted to reflect subsequent stock splits and stock dividends), regarding options under the various employee and director stock option plans of the
Company:


                               STOCK OPTION PLAN

      NUMBER OF
  SHARES REMAINING
    RESERVED FOR
      ISSUANCE           NUMBER OF SHARES         NUMBER OF SHARES
    (EXCLUSIVE OF        ISSUED PURSUANT             SUBJECT TO            WEIGHTED AVERAGE        RANGE OF
     OUTSTANDING         TO EXERCISES OF            OUTSTANDING             EXERCISE PRICE        EXPIRATION
      OPTIONS)               OPTIONS                  OPTIONS                 PER SHARE              DATES
- --------------------   -------------------     ---------------------    ---------------------    -------------
         -0-                 712,630                   96,238                   $18.72             05/01/95
                                                                                                 to 07/01/99

                          RESTRICTED STOCK OPTION PLAN

      NUMBER OF
  SHARES REMAINING
    RESERVED FOR
      ISSUANCE           NUMBER OF SHARES         NUMBER OF SHARES
    (EXCLUSIVE OF        ISSUED PURSUANT             SUBJECT TO            WEIGHTED AVERAGE        RANGE OF
     OUTSTANDING         TO EXERCISES OF            OUTSTANDING             EXERCISE PRICE        EXPIRATION
      OPTIONS)               OPTIONS                  OPTIONS                 PER SHARE              DATES
- --------------------   -------------------     ---------------------    ---------------------    -------------
       174,311                30,659                  295,030                   $18.41             05/01/97
                                                                                                 to 05/01/02

                           DIRECTOR STOCK OPTION PLAN

      NUMBER OF
  SHARES REMAINING
    RESERVED FOR
      ISSUANCE           NUMBER OF SHARES         NUMBER OF SHARES
    (EXCLUSIVE OF        ISSUED PURSUANT             SUBJECT TO            WEIGHTED AVERAGE        RANGE OF
     OUTSTANDING         TO EXERCISES OF            OUTSTANDING             EXERCISE PRICE        EXPIRATION
      OPTIONS)               OPTIONS                  OPTIONS                 PER SHARE              DATES
- --------------------   -------------------     ---------------------    ---------------------    -------------
       39,691                130,870                   41,825                   $19.15             07/02/96
                                                                                                  to 07/01/99

COMPENSATION OF DIRECTORS

      The Company has a policy of paying non-employee directors an annual retainer of $6,000 plus $500 per board meeting attended and $250 per committee meeting attended, except for the Executive Committee and the Loan Policy and Review Committee. Each outside director who is a member of the Executive Committee is paid $1,000 per month and each member of the Loan Policy and Review Committee is paid $400 per meeting. Total directors' fees paid in 1994 were $216,032.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Bank is composed of the undersigned independent outside directors. The Committee meets after the end of each year to review the performance of the Bank's Chief Executive Officer and its other Executive Officers, including those named in the Summary Compensation Table set forth above, during the just-completed calendar year and to make recommendations to the Board on executive salaries for the ensuing year, bonuses for the past year, and grants of stock options. The Committee met in February, 1994, to make its compensation recommendations for calendar year 1994. The Committee met again in January 1995 to review the Bank's 1994 performance and recommend bonuses for the Bank's Executive Officers which are actually paid in 1995.

      The Committee makes this report to the Shareholders so that they may be fully informed as to the factors utilized by the Committee in making its recommendations to the Board of Directors concerning compensation levels for the Bank's senior executives for calendar year 1994. The discretionary components of executive compensation (excluding those benefits which are generally available to all employees, such as ESOP contributions, insurance, etc.) are salary, bonus, and stock options.

      In considering salary levels of the Chief Executive Officer and other Executive Officers, the Committee's recommendations, while subjective, are intended to be competitive within the industry to ensure retention of the Bank's high quality Executive Officers, and to maintain the "team approach" to Management of the Bank. In making these recommendations, the Committee considers the compensation levels of peer group companies (which are other California independent community banks) through reference to information available in the industry such as the State Banking Department's Executive Officer Compensation Survey, the Survey of Executive Compensation of California Independent Banks, and the survey prepared by Hay Management Consultants for the Bank of Stockton dated November 22, 1993. The Committee attempts to set a salary level which is approximately the median range for peer group companies which have a comparable performance.

      Another component of executive compensation is the bonus which is available to the Bank's Executive Officers. Again, the bonus recommendations of the Committee are subjective but every effort is made to relate the recommended bonuses to the Bank's overall performance for the period in question as measured by its profitability and its capital levels. In addition, the Bank's past performance relative to the industry is an important factor, e.g. 29 consecutive years of increased earnings and return on assets and equity that are consistently in the top quartile of California banks. The Committee also considers the Bank's problem asset levels, its loan production, the quality of its asset-liability management and its regulatory compliance. The overall value of the Bank and shareholder equity levels are also important factors considered by the Committee in making its recommendations.

      A final component of executive compensation is stock options which are granted from time-to-time to members of the executive group. Stock options are primarily utilized to provide longer range incentives to the executives to insure their long-range commitment to the Bank.


                                       SANTA BARBARA BANK & TRUST
                                       COMPENSATION COMMITTEE

                                       Dale E. Hanst, Committee Chairman
                                       Richard M. Davis, Committee Member
                                       Anthony Guntermann, Committee Member
                                       Harry B. Powell, Committee Member

                              PERFORMANCE GRAPH

      The following graph compares the yearly percentage change in the Company's cumulative total shareholder return on its outstanding common stock, stated as if a $100 initial investment had been made at the beginning of the period, including reinvestment of dividends, utilizing a measurement period beginning on December 31, 1989 through December 31, 1994, measured against (i) the Standard & Poor's 500 Stock Index and (ii) Montgomery Securities' Southern California Bank Proxy Index as published in its Western Bank Monitor.


                             [PERFORMANCE GRAPH]


                                                             1989       1990       1991       1992       1993      1994
                         Santa Barbara Bancorp            $100.00     $81.74     $69.26    $101.72    $121.91   $143.46
                         S&P 500                          $100.00     $93.44    $118.02    $123.29    $131.99   $129.96
                         Montgomery Securities            $100.00     $87.13     $72.95     $71.41     $84.59    $95.48


                     SELECTION OF INDEPENDENT ACCOUNTANTS
                                 (PROPOSAL 2)

      The firm of Arthur Andersen & Co. served as independent certified public accountants for the Company and the Bank with respect to the year 1994, and has been recommended by the Board to be the Company's and the Bank's accountants for calendar year 1995. It is expected that one or more representatives of Arthur Andersen & Co. will be present at the meeting, and will be given the opportunity to make a statement, if desired, and to respond to all appropriate questions.

      Audit services performed by Arthur Andersen & Co. for the year ended December 31, 1994 consisted of examination of the financial statements of the Company, the Bank and its employee benefit plans, certain services related to filings with the Securities and Exchange Commission, and consultation on matters related to accounting and financial reporting. In addition to these services, Arthur Andersen & Co. performed certain non-audit services consisting primarily of consultation on matters relating to the preparation of tax returns, the total fees for which amounted to approximately 17.8% of the total fees for services paid to Arthur Andersen & Co. for the year ended December 31, 1994. All such services were approved by the Company's Audit Committee, which has determined the firm of Arthur Andersen & Co. to be fully independent of the operations of the Company.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      The Company's Board of Directors recommends that the shareholders approve Arthur Andersen & Co. to serve as certified independent public accountants for the Company for the calendar year 1995. The affirmative vote of a majority of the shares present or represented and entitled to vote at the meeting will be required to approve this action.

                              CERTAIN TRANSACTIONS

      Some of the Directors of the Company and the companies with which they are associated are customers of, and have had banking transactions with the Bank in the ordinary course of the Bank's business, and the Bank expects to have banking transactions with such persons in the future. In Management's opinion, all loans and commitments to lend included in such transactions were made in the ordinary course of the Company's business and in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and, in the opinion of Management, did not involve more than a normal risk of collectability or present other unfavorable features. The aggregate amount of all such loans and credit extensions outstanding as of December 31, 1994, to all Directors and Executive Officers, together with their associates and members of their immediate family, was approximately $1,238,000, constituting approximately 1.32% of Company's stockholders' equity. The Company has a very strong policy regarding review of the adequacy and fairness to the Bank of loans to its Directors and officers.

      Mr. Dale Hanst, a director of the Company, is a senior partner in the law firm of Schramm & Raddue. The firm of Schramm & Raddue represented the Bank in corporate and certain litigation matters in 1994.

      Donald M. Anderson, Chairman of the Board and Director of the Company, is a general partner in Pueblo Associates, from which the Company leases space at 1021 Anacapa Street for its executive headquarters and the housing of administrative functions of the Bank. The lease, covering 28,957 square feet of space, was restated in 1994 for a term of five (5) years with four (4) five
(5) year options to renew. The lease payments to Pueblo Associates totaled $522,819 during 1994. In the Company's opinion the lease is comparable to an "arms length" negotiated lease.


                      COMPLIANCE WITH SECTION 16(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and Executive Officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Officers, Directors and greater than ten-percent stockholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 1994, all
Section 16(a) filing requirements applicable to its officers, Directors and greater than ten-percent beneficial owners were completed.

                             SHAREHOLDER PROPOSALS

      The deadline for shareholders to submit proposals to be considered for inclusion in the proxy statement for the Company at the Company's 1996 Annual Meeting of Shareholders is November 10, 1995. No such proposals were submitted with respect to the 1995 Annual Meeting.

                                 LEGAL MATTERS

      There are no pending or threatened legal proceedings to which the Company or Bank is or may become a party, which may materially affect its property or proposed business, other than ordinary routine litigation incidental to the Company's business.

                                 OTHER MATTERS

      Management does not know of any matters to be presented at the Meeting, other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendations of Management on such matters, and discretionary authority to do so is included in the proxy.


                      FINANCIAL STATEMENTS OF THE COMPANY

      Shareholders of the Company are advised that they may, upon request made to the Company's Head Office located at 1021 Anacapa, Santa Barbara, California 93101, obtain copies (free of charge) of the Company's Financial Statements or additional copies of the Company's Annual Report for 1994 by requesting them from the Secretary of the Corporation. Pursuant to regulations of the Securities and Exchange Commission, shareholders of the Company will receive the 1994 Annual Report of the Company together with this proxy statement. If for any reason any shareholder does not receive a copy of the 1994 Annual Report of the Company together with this proxy statement, please advise the Company, and a copy will be provided without any delay or inconvenience.


                       NOTICE OF AVAILABILITY OF MATERIAL

      THE BANK WILL PROVIDE WITHOUT CHARGE TO THE SHAREHOLDERS OF RECORD ON MARCH 8, 1995 (THE RECORD DATE FOR ELIGIBILITY TO VOTE AT THE ANNUAL MEETING) A COPY OF THE COMPANY'S 1994 FORM 10-K AND ANNUAL REPORT, WHICH WILL BE FILED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934.

             All written requests for this report should be addressed to:

                                       Dr. Clare McGivney
                                       Assistant Vice President
                                       Santa Barbara Bank & Trust
                                       Post Office Box 1119
                                       Santa Barbara, California 93102


             SHAREHOLDERS ARE REQUESTED TO VOTE, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN, SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED. YOU MAY, WITHOUT AFFECTING ANY VOTE PREVIOUSLY TAKEN, REVOKE YOUR PROXY BY A LATER PROXY FILED WITH THE SECRETARY OF THE COMPANY OR BY FILING WRITTEN NOTICE OF REVOCATION WITH THE SECRETARY OF THE COMPANY. ATTENDANCE AT THE MEETING WILL NOT IN AND OF ITSELF REVOKE A PROXY. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY BY ADVISING THE INSPECTOR OF ELECTIONS THAT YOU ELECT TO VOTE IN PERSON.

                                       SANTA BARBARA BANCORP




                                       By: /s/ DONALD M. ANDERSON
                                           ----------------------
                                           Donald M. Anderson
                                           Chairman of the Board
Dated: March 16, 1995

PRELIMINARY COPY

- --------------------------------------------------------------------------------

              PROXY             SANTA BARBARA BANCORP
                  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                                      DIRECTORS

                  The undersigned hereby appoints Donald M. Anderson,
              David W. Spainhour and Jay Donald Smith, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Santa Barbara Bancorp held of record by the undersigned on March 8, 1995 at the Annual Meeting of Shareholders to be held on April 25, 1995 or any adjournment thereof.

                1.  ELECTION OF DIRECTORS

                          / / FOR all nominees listed below
                            (except as marked to the contrary below)

                          / / FOR all nominees listed below                   / / WITHHOLD AUTHORITY

                            (except as marked to the contrary below)            to vote for all nominees listed below

                    Donald M. Anderson, Frank Barranco, M.D., Edward E. Birch, Richard M. Davis, Anthony Guntermann, Dale E. Hanst, Harry B. Powell, David W. Spainhour.

                   (INSTRUCTION: To withhold authority to vote for any
                                 individual nominee write that nominee's
                                 name in the space provided below.)

                2. PROPOSAL TO APPROVE SELECTION OF ARTHUR ANDERSEN & CO. TO SERVE AS INDEPENDENT PUBLIC ACCOUNTANTS FOR SANTA BARBARA BANCORP FOR THE YEAR 1995.

                      / / FOR        / / AGAINST        / / ABSTAIN
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                  THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED WILL BE
              VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS. THIS PROXY CONFERS THE POWER OF CUMULATIVE VOTING AND THE POWER TO VOTE CUMULATIVELY FOR LESS THAN ALL OF THE NOMINEES AS DESCRIBED IN THE PROXY STATEMENT.

                                                   Dated:         , 1995

                                                   ---------------------
                                                         Signature

                                                   ---------------------
                                                     Signature if held
                                                          jointly

                                                   Please date this
                                                   Proxy and sign
                                                   exactly as the name
                                                   appears on this card.
                                                   When shares are held
                                                   by joint tenants,
                                                   both should sign.
                                                   When signing as
                                                   attorney, as
                                                   executor,
                                                   administrator,
                                                   trustee, or guardian,
                                                   please give full
                                                   title as such. If a
                                                   corporation, please
                                                   sign in full
                                                   corporate name by
                                                   President or other
                                                   authorized officer.
                                                   If a partnership,
                                                   please sign in
                                                   partnership name by
                                                   authorized person.

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.
- --------------------------------------------------------------------------------